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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 19, 2000


                            HTTP TECHNOLOGY, INC.
            (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  0-26886                  13-3758042
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

             46 Berkeley Square, London W1J 5AT, United Kingdom
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      (Address of Principal Executive Offices)                       (Zip
Code)

                              011-44 20 7598 4070
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             (Registrant's Telephone Number, Including Area Code)


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        (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS.


      On December 19, 2000, HTTP Technology, Inc. (the "Company") entered into an Agreement and Plan of Merger with its wholly-owned subsidiary HTTP Technology, Inc., a Delaware corporation ("HTTP Delaware"), and thereby effected a reincorporation of the Company from Utah to Delaware. An Information Statement setting forth the details of the reincorporation was distributed to shareholders on November 27, 2000.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (c)   EXHIBITS

                  Exhibit 2.1 Articles of Merger, dated December 19, 2000 and filed with the Utah Secretary of State on December 20, 2000.

                  Exhibit 2.2 Certificate of Merger, dated December 19, 2000 and filed with the Delaware Secretary of State on December 19, 2000.

                  Exhibit 3.1   Certificate of Incorporation of HTTP Delaware.

                  Exhibit 3.2   Bylaws of HTTP Delaware.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                HTTP TECHNOLOGY, INC.


                                                By  /s/ JASON E. FORSYTH
                                                    --------------------------
                                                      Jason E. Forsyth
                                                      Chief Financial Officer
Date:    January 10, 2001